EXHIBIT 99.1

FAIRPOINT COMMUNICATIONS, INC.

Charter of the Compensation Committee of the Board of Directors

PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) is to oversee the compensation of executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and to administer any such plans or programs as required by the terms thereof.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. All members of the Committee shall be independent under the rules of the New York Stock Exchange. The Board shall designate a chairperson of the Committee.

DUTIES AND RESPONSIBILITIES

The Committee shall have the following authority, duties and responsibilities:

•                  Chief Executive Officer Compensation. The Committee shall review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer (the “CEO”), evaluate the CEO’s performance in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by the Board) exercise sole authority to determine and approve the CEO’s compensation level based on this evaluation. In determining the long-term incentive component of the CEO’s compensation, the Committee shall consider, among other factors selected by the Committee, the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the CEO in past years.

•                  Senior Management Compensation.  The Committee shall review and approve corporate goals and objectives relative to the compensation of all senior management and shall determine and approve (after consideration of the recommendations of the CEO) all senior management’s compensation.  For purposes of this Charter, senior management (“Senior Management”) shall include any and all Executive Vice Presidents, the Chief Operating Officer(s), the Chief Financial Officer, the Controller and the Treasurer.

•                  Incentive and Equity-Based Compensation Plans.  The Committee shall review and make recommendations to the Board with respect to incentive compensation plans and equity-based compensation plans or material changes to any such existing plans and shall discharge and administer any such plans as required by the terms thereof.

•                  Compensation Discussion & Analysis.  The Committee shall oversee the drafting and review and discuss with management the Compensation Discussion & Analysis (“CD&A”) and related disclosures required by the Securities and Exchange Commission (“SEC”), including specific Committee review and input regarding:

•                  The discussion of factors important to understanding the objectives, policies and philosophy underlying the executive compensation programs;

•                  The allocation of various types of compensation, including short-term and long-term compensation;

•                  The specific items of corporate performance taken into account in setting compensation policies and decisions;

•                  The factors considered in decisions to increase or decrease executive compensation;

•                  The information presented in the Summary Compensation Table and other supporting tabular disclosures, including narrative descriptions as required; and

•                  Information and descriptive narrative provided in other disclosures, including post-employment payments, director compensation and Committee governance.

•                  Annual Compensation Committee Report.  The Committee shall prepare and approve an annual report of the Committee for inclusion in the Company’s annual report or proxy statement in accordance with applicable SEC regulations.  The Compensation Committee Report should include:

•                  A statement providing whether the Committee reviewed and discussed the CD&A with management;

•                  A statement providing whether, based on the aforementioned review and discussion, the Committee recommended to the Board that the CD&A be included in the Company’s annual report or proxy statement; and

•                  A list of the Committee members below the Compensation Committee Report disclosure.

•                  Compliance.  The Committee shall, in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and confirming that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.

•                  Review Compensation Programs.Periodically review, as and when determined appropriate, executive compensation programs and total compensation levels, including:

•                  Determining whether program elements are properly coordinated and achieve intended objectives;

•                  Conducting comparative analyses of total compensation relative to market;

•                  Quantifying maximum payouts to executives under performance-based incentive plans and total payments under a variety of termination conditions, including upon a Change in Control (“CIC”);

•                  The impact of the tax and accounting treatment of the various forms of compensation.

•                  Termination Payments.  The Committee shall review and approve any severance, change in control, or similar termination payments proposed to be made to any current or former executive officer of the Company.

•                  Stock Ownership Guidelines.  Review and approve, after consultation with the Corporate Governance Committee, Board compensation programs and stock ownership guidelines.

•                  Approve Benefits.  Approve or recommend to the Board for approval, any plan, program, policy or grant which confers a benefit on any member of Senior Management.

•                  Other Duties.  The Committee shall perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the Company’s compensation programs.

DELEGATION TO SUBCOMMITTEE

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. In particular, the Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Committee who are (i) “Non-Employee Directors” for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time, and (ii) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as in effect from time to time.

RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants as it deems appropriate, without obtaining the approval of the Board or management. The Committee shall have the sole authority to select and retain a compensation consultant to assist in the evaluation of CEO compensation.

COMMITTEE STRUCTURE AND OPERATIONS

The Committee shall meet at least twice annually and as often as necessary to carry out its responsibilities, and when necessary or desirable, may take action by unanimous written consent. Members of management may participate in Committee meetings at the invitation of the Committee. The CEO shall not attend any meeting where the CEO’s performance or compensation is discussed, unless specifically invited by the Committee. Any action of the Committee (other than actions for which the Committee has sole authority as set forth herein) shall be subject to review and modification by the Board. The Committee shall report promptly to the Board on any significant matters arising from the Committee’s work, including awards for the CEO and Senior Management and special executive employment, compensation and retirement arrangements.  Minutes will be kept of each meeting of the Committee and will be available to each member of the Board.

PERFORMANCE EVALUATION

The Committee shall prepare and provide to the Board an annual performance evaluation of the Committee, including an assessment of the performance of the Committee based on the duties and responsibilities set forth in this charter and such other matters as the Committee may determine. The evaluation to the Board may take the form of an oral report by the Committee chairman or any other member of the Committee designated by the Committee to make the report, and shall be undertaken under the supervision of the Corporate Governance Committee in accordance with the Corporate Governance Guidelines adopted by the Board. The Committee shall review and assess the adequacy of the Committee charter annually, propose any necessary changes to the Corporate Governance Committee for review and ultimate recommendation for approval to the Board.